Exhibit 10.3

FIRST ALLONGE TO AMENDED AND RESTATED SUBORDINATED
PROMISSORY NOTE

THIS ALLONGE (“Allonge”) is executed the 21st day of October, 2010, effective as of September 3, 2010, to be part of and attached to the Amended and Restated Subordinated Promissory Note of the undersigned to Douglas Falcone, dated September 3, 2010, in the principal amount of $9,754,465 (the “Note”).

1.           The Note is hereby amended to change the commencement date of each Interest Period (as defined in the Note) from April 18 and October 18 of each year to September 3 and March 3 of each year.

2.           Except as otherwise expressly set forth above, all terms and provisions of the Note are ratified, confirmed, and restated as though set forth at length.

IN WITNESS WHEREOF, and intending to be legally bound, the undersigned has executed this Allonge as of the date first above written.

ACCESS TO MONEY, INC.

By:	/s/ Michael Dolan
Name: Michael Dolan
Title: CFO

Accepted this 21st day of
October, 2010.

/s/ Douglas Falcone
Douglas Falcone